UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 11, 2005

ODYSSEY HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Texas		43-1723043
(State or other	000-33267	(I.R.S. Employer
jurisdiction of incorporation)	(Commission File Number)	Identification Number)

717 North Harwood Street, Suite 1500
Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 922-9711

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Form of Restricted Stock Award Agreement

Item 1.01 Entry into a Material Definitive Agreement.

     Pursuant to the 2001 Equity-Based Compensation Plan (the “Plan”) of Odyssey HealthCare, Inc. (the “Company”), the Company may, among other things, grant shares of restricted stock to its directors, officers and employees. Attached hereto as Exhibit 10.1 is the form of restricted stock award agreement to be used in connection with the Plan.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.1	Form of Restricted Stock Award Agreement under the 2001 Equity-Based Compensation Plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: January 12, 2005	By:	/s/ Douglas B. Cannon
Douglas B. Cannon
Senior Vice President and Chief Financial Officer